RSI RETIREMENT TRUST

Core Equity Fund

Emerging Growth Equity Fund

Value Equity Fund

International Equity Fund

Activity Managed Bond Fund

Intermediate-Term Bond Fund

Supplement dated November 21, 2007

to Prospectus dated February 1, 2007

The RSI Retirement Trust (the “Trust”) currently has three types of investors: Defined Benefit Plans (DB Plans), Defined Contribution Plans, including 401(k) plans (“DC Plans”), and Individual Retirement Accounts (“IRAs”). The Trust is in the process of asking unitholders for approval of amendments to the Trust’s Agreement and Declaration of Trust that would:

•	remove DC Plans and IRAs as eligible investors in the Trust and permit the Trust to redeem at net asset value all units held by an IRA or by a DC Plan; and

•	allow the Board of Trustees to apply to the Securities and Exchange Commission (“SEC”) for termination of its registration under the Investment Company Act.

These proposed amendments will be submitted for a vote of unitholders at a meeting scheduled for December 27, 2007, for which a proxy statement was mailed to unitholders on November 21, 2007.

If both of these proposed amendments are approved by unitholders, the Board of Trustees expects to terminate participation in the Trust by DC Plans and IRAs and apply to the SEC for deregistration. The Trust expects that these steps would be taken during the first quarter of 2008. If deregistration is granted by the SEC, the Trust would continue operations as a privately offered unregistered investment company available only to DB Plans.

Unitholders should retain this Supplement for future reference.